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FOUNDED 1866

May 4, 2016

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and
BlackRock Cash Funds: Treasury, each a series of BlackRock Funds III
(File Nos. 33-54126, 811-07332)

Ladies and Gentlemen:

On behalf of BlackRock Funds III, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Supplement to the Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares Prospectuses of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (the “Funds”), dated April 30, 2015, as filed pursuant to Rule 497(e) under the Securities Act of 1933 on April 13, 2016 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Funds.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 839-5511.

Very truly yours,

/s/ Douglas McCormack
Douglas McCormack

Enclosures

cc:	Benjamin Archibald, Esq.
BlackRock Fund Advisors

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